Exhibit 99.1

CAREER EDUCATION CORPORATION REPORTS

RESULTS FOR SECOND QUARTER 2009

•	Revenue increased 9% and operating income increased 70% excluding Transitional Schools and other significant items

•	Board of Directors authorized the use of an additional $200.0 million to repurchase outstanding shares of common stock

Hoffman Estates, Ill. (August XX, 2009) – Career Education Corporation (NASDAQ: CECO) today reported total revenue of $440.7 million and net income of $6.5 million, or $0.07 per diluted share, for the second quarter of 2009 compared to total revenue of $417.0 and net income of $12.7 million, or $0.14 per diluted share, for the second quarter of 2008.

The financial and operating results for the second quarter 2009 and 2008 include operating losses associated with schools currently being taught out (Transitional Schools) as well as other significant items.

On a non-GAAP basis, which excludes the Transitional Schools and other significant items, revenue increased 9.2 percent and operating income increased 70 percent in the second quarter of 2009. (See segment tables below and the reconciliation of GAAP financial information to non-GAAP financial exhibit attached to this press release.)

“The second quarter represents another level of meaningful improvement in our financial performance,” said Gary E. McCullough, President and Chief Executive Officer. “We achieved our highest rate of student population and revenue growth since 2005, resulting in an increase in operating efficiency in the quarter. While our work is by no means complete, these results reflect the progress we have made in furthering our strategy and add to my confidence in our ability to achieve our 2010 milestones.”

CEC ANNOUNCES 2Q09 RESULTS …PG 2

Three Months Ended June 30, 2009

•	Total revenue from continuing operations was $440.7 million during the second quarter of 2009, a 5.7 percent increase from $417.0 million during the second quarter of 2008.

•	Excluding the Transitional Schools, revenue was $436.1 million in the second quarter, a 9.2 percent increase from $399.5 million in the second quarter of 2008.

•	The financial and operating results for the second quarter 2009 and 2008 include operating losses associated with Transitional Schools as well as other significant items as summarized below:

	Reconciling Items (In Millions)	Diluted Earnings per Share Impact
Three Months Ended June 30, 2009
Transitional Schools Operating Loss	$(28.1)	$(0.21)
Severance and Stay Bonus Charges	(1.5)	(0.01)

TOTAL	$(29.6)	$(0.22)

Three Months Ended June 30, 2008
Transitional Schools Operating Loss	$(6.1)	$(0.04)
Severance and Stay Bonus Charges	(1.0)	(0.01)

TOTAL	$(7.1)	$(0.05)

•	The company believes it is useful to present non-GAAP financial measures excluding these impacts as a means to understand the performance of its core business.

•

Operating income was $11.1 million during the second quarter of 2009, a 34 percent decrease from $16.9 million of operating income during the second quarter of 2008. Operating margin was 2.5 percent during the second quarter of 2009, a 1.6 percentage point decrease relative to an operating margin of 4.1 percent during the second quarter of 2008.

•

Excluding the reconciling items listed in the table above, operating income was $40.7 million in the second quarter of 2009, up 70 percent from $24.0 million in the second quarter of 2008. Operating margin was 9.3 percent during the second quarter of 2009, a 3.3 percentage point increase relative to an operating margin percentage of 6.0 percent during the second quarter of 2008.

CEC ANNOUNCES 2Q09 RESULTS …PG 3

Six Months Ended June 30, 2009

•	Consolidated revenue was $878.2 million during the six months ended June 30, 2009, relative to $868.9 million during the six months ended June 30, 2008.

•

Operating income increased to $46.5 million during the six months ended June 30, 2009, from $41.1 million during the six months ended June 30, 2008. Operating margin increased to 5.3 percent during the six months ended June 30, 2009, from 4.7 percent during the six months ended June 30, 2008.

•

Income from continuing operations during the six months ended June 30, 2009, was $29.9 million, or $0.33 per diluted share, relative to $34.2 million, or $0.38 per diluted share, during the six months ended June 30, 2008.

The financial and operating results for the six months ended June 30, 2009 and 2008 include operating losses associated with Transitional Schools as well as other significant items as summarized below:

	Reconciling Items (In Millions)	Diluted Earnings per Share Impact
Six Months Ended June 30, 2009
Transitional Schools Operating Loss	$(45.3)	$(0.33)
Severance and Stay Bonus Charges	(1.5)	(0.01)

TOTAL	$(46.8)	$(0.34)

Six Months Ended June 30, 2008
Transitional Schools Operating Loss	$(21.7)	$(0.16)
Severance and Stay Bonus Charges	(4.3)	(0.03)
Gain from Termination of Affiliate Relationship	—	0.03

TOTAL	$(26.0)	$(0.16)

•

Excluding the reconciling items listed in the table above, operating income was $93.3 million during the six months ended June 30, 2009, up 39 percent from $67.1 million during the six months ended June 30, 2008. Operating margin was 10.8 percent during the six months ended June 30, 2009, a 2.7 percentage point increase relative to an operating margin of 8.1 percent during the six months ended June 30, 2008.

CEC ANNOUNCES 2Q09 RESULTS …PG 4

CONSOLIDATED CASH FLOWS AND FINANCIAL POSITION

Cash Flows

•

Cash provided by operating activities was $51.7 million during the six months ended June 30, 2009, compared to cash provided by operating activities of $53.7 million during the six months ended June 30, 2008. Included in operating cash flow in the six months ended June 30, 2009 was $13 million in cash paid for the exit of real estate within Transitional Schools.

•

Capital expenditures increased to $30.1 million during the six months ended June 30, 2009, from $26.5 million during the six months ended June 30, 2008. Capital expenditures represented 3.4 percent of total revenue during the six months ended June 30, 2009.

Financial Position

•	As of June 30, 2009 and December 31, 2008, cash and cash equivalents and investments totaled $392.6 million and $508.7 million, respectively.

•	Days sales outstanding (DSO) were 14 days as of June 30, 2009, compared to 13 days as of June 30, 2008.

Stock Repurchase Program

On August 4, 2009, the Board of Directors authorized the use of an additional $200.0 million to repurchase outstanding shares of its common stock under the company’s stock repurchase program. This is in addition to the $55.5 million available under the program as of June 30, 2009. Stock repurchases under this program may be made on the open market or in privately negotiated transactions from time to time, depending on various factors, including market conditions and corporate and regulatory requirements. The stock repurchase program does not have an expiration date and may be suspended or discontinued at any time.

During the three months ended June 30, 2009, the company repurchased 4.8 million shares of its common stock for approximately $100.0 million at an average price of $20.69 per share.

CEC ANNOUNCES 2Q09 RESULTS …PG 5

Revenue

	For the three months ended June 30,		% Change 2009 vs. 2008
	2009	2008
Revenue (in millions)
University	$198.3	$175.4	13%
Culinary Arts	74.2	77.9	(5)%
Health Education	73.4	57.9	27%
Art & Design	64.0	63.5	1%
International	26.3	24.8	6%
Corporate and other	(0.1)	0.0	NM

Subtotal	$436.1	$399.5	9%
Transitional Schools	4.6	17.5	(74)%

Total Revenue	$440.7	$417.0	6%

Operating Income

	For the three months ended June 30,		% Change 2009 vs. 2008
	2009	2008
Operating Income (in millions)
University	$42.8	$27.5	56%
Culinary Arts	(1.5)	(0.3)	NM
Health Education	13.4	3.6	272%
Art & Design	6.0	4.5	33%
International	3.1	3.2	(3)%
Corporate and other	(24.6)	(15.5)	(59)%

Subtotal	$39.2	$23.0	70%
Transitional Schools	(28.1)	(6.1)	NM

Total Operating Income	$11.1	$16.9	(34)%

Operating Margin

	For the three months ended June 30,
	2009	2008
Operating Margin
University	21.6%	15.7%
Culinary Arts	(2.0)%	(0.4)%
Health Education	18.4%	6.3%
Art & Design	9.3%	7.1%
International	11.7%	12.9%
Corporate and other	NM	NM

Subtotal	9.0%	5.8%
Transitional Schools	NM	(34.7)%

Total	2.5%	4.1%

CEC ANNOUNCES 2Q09 RESULTS …PG 6

STUDENT POPULATION AND NEW STUDENT START DATA

Student Population

Total student population by reportable segment as of July 31, 2009 and 2008, were as follows:

	As of July 31,		% Change 2009 vs. 2008
	2009	2008
STUDENT POPULATION
University	47,900	41,100	17%
Culinary Arts	10,600	10,000	6%
Health Education	19,600	15,400	27%
Art & Design	12,800	12,600	2%
International	1,400	900	56%

Subtotal	92,300	80,000	15%
Transitional Schools	800	3,300	(76)%

Total Student Population	93,100	83,300	12%

ONLINE STUDENT POPULATION
Art & Design	1,200	600	100%
University	38,500	32,800	17%

Total Online Student Population	39,700	33,400	19%

New Student Starts

New student starts by reportable segment during the second quarter of 2009 and 2008, were as follows:

	For the three months ended June 30,		% Change 2009 vs. 2008
	2009	2008
NEW STUDENT STARTS
University	12,710	11,590	10%
Culinary Arts	2,600	1,670	56%
Health Education	6,110	4,320	41%
Art & Design(1)	2,770	1,460	90%
International	280	300	(7)%

Subtotal	24,470	19,340	27%
Transitional Schools	0	20	NM

Total New Student Starts	24,470	19,360	26%

ONLINE NEW STUDENT STARTS
Art & Design	510	230	122%
University	11,590	10,540	10%

Total Online Student Starts	12,100	10,770	12%

(1)	Art and Design new student starts comparability was impacted by additional start periods in the second quarter of 2009, which resulted in approximately 1,000 additional student starts in the quarter as compared to the second quarter 2008.

CEC ANNOUNCES 2Q09 RESULTS …PG 7

CONFERENCE CALL INFORMATION

Career Education Corporation will host a conference call on August 6, 2009 at 10:00 AM (Eastern Time). Interested parties can access the live webcast of the conference call at www.careered.com. Participants can also listen to the conference call by dialing 800-471-6718 (domestic) or 630-691-2735 (international) and reference confirmation 24933732. Please log-in or dial-in at least 10 minutes prior to the start time to ensure a connection. An archived version of the webcast will be accessible for 90 days at www.careered.com. A replay of the call will also be available for seven days by calling 888-843-8996 (domestic) or 630-652-3044 (international) and reference confirmation 24933732.

About Career Education Corporation

The colleges, schools and universities that are part of the Career Education Corporation (CEC) family offer high-quality education to a diverse student population of over 90,000 students across the world in a variety of career-oriented disciplines. The more than 75 campuses that serve these students are located throughout the U.S. and in France, Italy, and the United Kingdom, and offer doctoral, master’s, bachelor’s and associate degrees and diploma and certificate programs. Approximately one-third of CEC’s students attend the web-based virtual campuses of American InterContinental University and Colorado Technical University.

CEC is an industry leader whose gold-standard brands are recognized globally. Those brands include, among others, American InterContinental University; Brooks Institute; Colorado Technical University; Harrington College of Design; INSEEC Schools; International Academy of Design & Technology; Istituto Marangoni; Le Cordon Bleu North America; and Sanford-Brown Institutes and Colleges. CEC is committed to providing quality education, enabling students to graduate and pursue rewarding careers.

For more information, see CEC’s website at www.careered.com. The website includes a detailed listing of individual campus locations and web links to CEC’s more than 75 colleges, schools, and universities.

Except for the historical and present factual information contained herein, the matters set forth in this release, including statements identified by words such as “anticipate,” “believe,” “plan,” “expect,” “intend,” “project,” “will,” and similar expressions, are forward-looking statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, performance and business prospects, and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by the federal securities laws, we undertake no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. These risks and uncertainties, the outcome of which could materially and adversely affect our financial condition and operations, include, but are not limited to, the following: the adverse impact and potential impacts on the availability of Title IV and private student loans for our students of (1) the willingness or ability of private lenders to make private student loans in the current U.S. credit markets, (2) new student lending related reporting and disclosure obligations on institutions that participate in Title IV federal student financial aid programs under The Higher Education Opportunity Act (“HEOA”), signed into law on August 14, 2008, in the first full reauthorization of the Higher Education Act of 1965, as amended, and (3) pending regulations under HEOA and Congress’ willingness or ability to maintain or increase funding for Title IV programs; potential higher bad debt expense or reduced revenue associated with requiring students to pay more of their educational expenses while in school or with directly making student loans to our students; increased competition; the effectiveness of our regulatory compliance efforts; impairment of goodwill and other intangible assets as we continue to redefine the company and manage our brands and marketing to improve effectiveness and reduce costs; charges and expenses associated with exiting excess facility space, centralizing various functional areas, such as human resources and financial

CEC ANNOUNCES 2Q09 RESULTS …PG 8

aid, and continuing to align the SBUs and corporate staff to remove layers, overlaps and redundancies; the impact on our revenues and profitability of our transitional segment; our ability to comply with accrediting agency requirements or obtain accrediting agency approvals; our dependence on information technology system; our ownership or use of intellectual property ; costs and impacts of legal and administrative proceedings and investigations, governmental regulations, and class action and other lawsuits; costs and difficulties related to the integration of acquired businesses; our ability to manage and continue growth; and other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2008, our Quarterly Report on Form 10-Q for the most recent fiscal quarter, and from time to time in our current reports filed with the Securities and Exchange Commission.

###

Investors:	John Springer
847/585-3899
www.careered.com

Media:	Jeff Leshay
847/585-2005

CAREER EDUCATION CORPORATION

SELECTED SEGMENT INFORMATION

(Dollars in thousands)

	For the Three Months Ended June 30,
	2009	2008
REVENUE:
University	$198,311	$175,358
Culinary Arts	74,243	77,876
Health Education	73,394	57,889
Art & Design	64,051	63,519
International	26,277	24,810
Corporate and other	(137)	9

Subtotal	$436,139	$399,461
Transitional Schools	4,584	17,588

Total revenue	$440,723	$417,049

SEGMENT OPERATING INCOME (LOSS):
University	$42,820	$27,475
Culinary Arts	(1,509)	(273)
Health Education	13,470	3,631
Art & Design	5,974	4,485
International	3,083	3,205
Corporate and other	(24,602)	(15,494)

Subtotal	$39,236	$23,029
Transitional Schools	(28,155)	(6,109)

Total operating income	$11,081	$16,920

SEGMENT OPERATING INCOME (LOSS) PERCENTAGE:
University	21.6%	15.7%
Culinary Arts	-2.0%	-0.4%
Health Education	18.4%	6.3%
Art & Design	9.3%	7.1%
International	11.7%	12.9%
Transitional Schools	NM	NM

CAREER EDUCATION CORPORATION

SELECTED SEGMENT INFORMATION

(Dollars in thousands)

	For the Six Months Ended June 30,
	2009	2008
REVENUE:
University	$388,085	$352,509
Culinary Arts	149,524	165,065
Health Education	140,762	115,686
Art & Design	127,879	134,448
International	60,786	59,277
Corporate and other	(198)	9

Subtotal	$866,838	$826,994
Transitional Schools	11,332	41,939

Total revenue	$878,170	$868,933

SEGMENT OPERATING INCOME (LOSS):
University	$80,928	$52,466
Culinary Arts	(2,077)	5,106
Health Education	26,967	8,059
Art & Design	13,342	15,170
International	14,454	15,994
Corporate and other	(41,775)	(33,976)

Subtotal	$91,839	$62,819
Transitional Schools	(45,328)	(21,674)

Total operating income	$46,511	$41,145

SEGMENT OPERATING INCOME (LOSS) PERCENTAGE:
University	20.9%	14.9%
Culinary Arts	-1.4%	3.1%
Health Education	19.2%	7.0%
Art & Design	10.4%	11.3%
International	23.8%	27.0%
Transitional Schools	NM	NM

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED CONSOLIDATED BALANCE SHEETS

(In thousands)

	June 30, 2009	December 31, 2008
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$243,828	$244,743
Investments	148,757	263,953

Total cash and cash equivalents and investments	392,585	508,696
Receivables:
Students, net of allowance for doubtful accounts of $40,721 and $35,226 as of June 30, 2009 and December 31, 2008, respectively	62,036	59,119
Other, net	7,769	9,191
Prepaid expenses	44,232	46,416
Inventories	13,056	12,352
Deferred income tax assets	17,472	17,472
Other current assets	5,947	9,223
Assets of discontinued operations	4,839	5,003

Total current assets	547,936	667,472

NON-CURRENT ASSETS:
Property and equipment, net	297,184	304,970
Goodwill	376,776	376,072
Intangible assets, net	39,973	39,904
Deferred income tax assets	11,359	11,440
Other assets, net	19,228	17,465

TOTAL ASSETS	$1,292,456	$1,417,323

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt and capital lease obligations	$356	$354
Accounts payable	37,202	28,450
Accrued expenses:
Payroll and related benefits	58,733	63,757
Advertising and production costs	23,599	21,504
Income taxes	11,344	29,224
Other	48,320	49,526
Deferred tuition revenue	131,423	153,727
Liabilities of discontinued operations	5,752	8,753

Total current liabilities	316,729	355,295

NON-CURRENT LIABILITIES:
Long-term debt and capital lease obligations, net of current maturities	3,140	1,889
Deferred rent obligations	98,290	97,644
Other liabilities, net	22,775	13,983

Total non-current liabilities	124,205	113,516

SHARE-BASED AWARDS SUBJECT TO REDEMPTION	1,586	860

STOCKHOLDERS’ EQUITY:
Preferred stock	—	—
Common stock	953	933
Additional paid-in capital	234,243	222,523
Accumulated other comprehensive income	7,628	5,774
Retained earnings	836,520	807,500
Cost of shares in treasury	(229,408)	(89,078)

Total stockholders’ equity	849,936	947,652

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,292,456	$1,417,323

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts and percentages)

	For the Three Months Ended June 30,
	2009	% of Revenue	2008	% of Revenue
REVENUE:
Tuition and registration fees	$423,613	96.1%	$402,906	96.6%
Other	17,110	3.9%	14,143	3.4%

Total revenue	440,723		417,049

OPERATING EXPENSES:
Educational services and facilities	174,937	39.7%	160,421	38.5%
General and administrative	237,812	54.0%	220,981	53.0%
Depreciation and amortization	16,893	3.8%	18,727	4.5%
Goodwill and asset impairment	—	0.0%	—	0.0%

Total operating expenses	429,642	97.5%	400,129	95.9%

Operating income	11,081	2.5%	16,920	4.1%

OTHER INCOME (EXPENSE):
Interest income	484	0.1%	3,019	0.7%
Interest expense	(11)	0.0%	(264)	-0.1%
Share of affiliate earnings	—	0.0%	—	0.0%
Miscellaneous expense	(787)	-0.2%	(85)	0.0%

Total other income (expense)	(314)	-0.1%	2,670	0.6%

Pretax income	10,767	2.4%	19,590	4.7%

Provision for income taxes	4,160	0.9%	6,752	1.6%

Income from continuing operations	6,607	1.5%	12,838	3.1%

Loss from discontinued operations, net of tax	(117)		$(147)

NET INCOME	$6,490		$12,691

NET INCOME (LOSS) PER SHARE - DILUTED
Income from continuing operations	$0.07		$0.14
Loss from discontinued operations	(0.00)		(0.00)

Net income	$0.07		$0.14

DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING	87,833		89,905

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts and percentages)

	For the Six Months Ended June 30,
	2009	% of Revenue	2008	% of Revenue
REVENUE:
Tuition and registration fees	$843,810	96.1%	$834,957	96.1%
Other	34,360	3.9%	33,976	3.9%

Total revenue	878,170		868,933

OPERATING EXPENSES:
Educational services and facilities	338,011	38.5%	327,070	37.6%
General and administrative	459,953	52.4%	459,607	52.9%
Depreciation and amortization	33,695	3.8%	38,942	4.5%
Goodwill and asset impairment	—	0.0%	2,169	0.2%

Total operating expenses	831,659	94.7%	827,788	95.3%

Operating income	46,511	5.3%	41,145	4.7%

OTHER INCOME (EXPENSE):
Interest income	1,642	0.2%	6,452	0.8%
Interest expense	(21)	0.0%	(491)	-0.1%
Share of affiliate earnings	—	0.0%	4,665	0.5%
Miscellaneous expense	(1,030)	-0.1%	(276)	0.0%

Total other income	591	0.1%	10,350	1.2%

Pretax income	47,102	5.4%	51,495	5.9%

Provision for income taxes	17,168	2.0%	17,287	2.0%

Income from continuing operations	29,934	3.4%	34,208	3.9%

Loss from discontinued operations, net of tax	(187)		(5,133)

NET INCOME	$29,747		$29,075

NET INCOME (LOSS) PER SHARE – DILUTED
Income from continuing operations	$0.33		$0.38
Loss from discontinued operations	(0.00)		(0.06)

Net income	$0.33		$0.32

DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING	90,073		90,149

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	For the Six Months Ended June 30,
	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:

Net income	$29,747	$29,075
Adjustments to reconcile net income to net cash provided by operating activities:
Goodwill and asset impairment	—	6,613
Depreciation and amortization expense	33,695	41,043
Bad debt expense	24,842	21,883
Compensation expense related to share-based awards	10,020	6,835
Gain on sale of business	—	(1,555)
Loss on disposition of property and equipment	1,086	164
Share of affiliate earnings, net of cash received	—	939
Deferred income taxes	—	(1,355)
Changes in operating assets and liabilities	(47,686)	(49,944)

Net cash provided by operating activities	51,704	53,698

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale investments	(263,758)	(338,947)
Sales of available-for-sale investments	378,954	265,515
Purchases of property and equipment	(30,136)	(26,470)
Other	(322)	1,205

Net cash provided by (used in) investing activities	84,738	(98,697)

CASH FLOWS FROM FINANCING ACTIVITIES:
Purchase of treasury stock	(140,330)	(14,002)
Issuance of common stock	1,058	1,982
Tax benefit associated with stock option exercises	23	103
Payments on revolving loans	—	(797)
Borrowings (payments) of capital lease obligations and other long-term debt	1,249	(295)

Net cash used in financing activities	(138,000)	(13,009)

EFFECT OF FOREIGN CURRENCY EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS:	559	1,689

NET DECREASE IN CASH AND CASH EQUIVALENTS	(999)	(56,319)
Add: Cash balance of discontinued operations, beginning of the year	115	15,735
Less: Cash balance of discontinued operations, end of the year	31	852
CASH AND CASH EQUIVALENTS, beginning of the year	244,743	221,970

CASH AND CASH EQUIVALENTS, end of the year	$243,828	$180,534

CAREER EDUCATION CORPORATION

SELECTED UNIVERSITY SEGMENT INFORMATION

(Dollars in thousands)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2009	2008	2009	2008
UNIVERSITY REVENUE:
AIU	$104,200	$97,754	$202,093	$192,707
Online	88,157	79,605	165,919	151,576
On-ground	16,043	18,149	36,174	41,131

CTU	87,120	70,629	170,251	143,365
Online	72,240	57,461	140,323	116,659
On-ground	14,880	13,168	29,928	26,706

Briarcliffe	6,991	6,975	15,741	16,437

Total University	$198,311	$175,358	$388,085	$352,509

UNIVERSITY SEGMENT OPERATING INCOME (LOSS):
AIU	$25,086	$17,223	$45,584	$24,217
Online	30,790	21,968	51,876	30,497
On-ground	(5,704)	(4,745)	(6,292)	(6,280)

CTU	$18,841	$11,456	$36,666	$28,448
Online	20,158	12,218	38,649	28,382
On-ground	(1,317)	(762)	(1,983)	66

Briarcliffe	(1,107)	(1,204)	(1,322)	(199)

Total University	$42,820	$27,475	$80,928	$52,466

UNIVERSITY SEGMENT OPERATING INCOME (LOSS) PERCENTAGE:
AIU	24.1%	17.6%	22.6%	12.6%
Online	34.9%	27.6%	31.3%	20.1%
On-ground	-35.6%	-26.1%	-17.4%	-15.3%

CTU	21.6%	16.2%	21.5%	19.8%
Online	27.9%	21.3%	27.5%	24.3%
On-ground	-8.9%	-5.8%	-6.6%	0.2%

Briarcliffe	-15.8%	-17.3%	-8.4%	-1.2%
Total University	21.6%	15.7%	20.9%	14.9%

	Student Population as of July 31,
	2009	2008
AIU	21,600	19,400
Online	18,000	15,900
On-ground	3,600	3,500

CTU	25,300	20,800
Online	20,500	16,900
On-ground	4,800	3,900

Briarcliffe	1,000	900

Total University	47,900	41,100

	Student Starts for the three months ended June 30,
	2009	2008
AIU	4,990	4,700
Online	4,890	4,560
On-ground	100	140

CTU	7,560	6,760
Online	6,700	5,980
On-ground	860	780

Briarcliffe	160	130

University	12,710	11,590

Career Education Corporation

Reconciliation of GAAP to Non-GAAP Items (1)

(dollars in millions)

	For the Three Months Ended June 30,
	2009		2008
	Operating Income	Earnings per Diluted Share	Operating Income	Earnings per Diluted Share
Reported	$11.1	$0.07	$16.9	$0.14
Reconciling Items:
Transitional Schools (2)	28.1	0.21	6.1	0.04
Severance and Stay	1.5	0.01	1.0	0.01

Adjusted to Exclude Significant Items and Transitional Schools	$40.7	$0.3	$24.0	$0.2

Diluted Weighted Average Shares Outstanding		87,833		89,905

	For the Six Months Ended June 30,
	2009		2008
	Operating Income	Earnings per Diluted Share	Operating Income	Earnings per Diluted Share
Reported	$46.5	$0.33	$41.1	$0.32
Reconciling Items:
Transitional Schools (2)	45.3	0.33	21.7	0.16
Severance and Stay	1.5	0.01	4.3	0.03
Gain from Termination of Affiliate Relationship (3)	—	—	—	(0.03)

Adjusted to Exclude Significant Items and Transitional Schools	$93.3	$0.67	$67.1	$0.47

Diluted Weighted Average Shares Outstanding		90,073		90,149

	For the Six Months Ended June 30,
	2009	2008
Net Cash Flows from Operating Activities	$51.7	$53.7
Adjust for:
Capital expenditures, net	(30.1)	(26.5)

Free Cash Flows	$21.6	$27.2

(1)	The Company has included some non-GAAP financial measures in this presentation to discuss the Company’s financial results. As a general matter, the Company uses these non-GAAP measures in addition to and in conjunction with results presented in accordance with GAAP. Among other things, the Company may use such non-GAAP financial measures in addition to and in conjunction with corresponding GAAP measures, to help analyze the performance of its core business, in connection with the preparation of annual budgets, and in measuring performance for some forms of compensation. In addition, the Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the Company’s historical results and in providing estimates of future performance and that failure to report these non-GAAP measures could result in confusion among analysts and others and a misplaced perception that the Company’s results have underperformed or exceeded expectations.

These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company’s results of operations and the factors and trends affecting the Company’s business. However, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

(2)	Reported within the Transitional Schools operating loss for the three- and six-months ended June 30, 2009 was $20.0 million and $27.8 million, respectively, of lease exit charges. Reported within the Transitional Schools operating loss for the three- and six-months ended June 30, 2008 was $0.5 million and $7.7 million, respectively, of severance and stay bonus expense. The six months ended June 30, 2008 also included $2.2 million of asset impairment charges associated with AIU - LA.

(3)	Gain from Termination of Affiliate Relationship is recorded within other income(expense) on the unaudited consolidated statement of operations.